UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________________

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 3, 2004

Unizan Financial Corp.
(Exact name of Registrant as Specified in Charter)

Ohio	0-13270	34-1442295
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 Market Avenue South, Canton, Ohio 44702

(Address of Principal Executive Offices)            (Zip Code)

Registrant’s telephone number, including area code  (330) 438-1118

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulations FD Disclosure

Item 9.01        Financial Statements and Exhibits

c) Exhibits

99.1        Text of Unizan Financial Corp. release dated November 3, 2004

CANTON, Ohio – November 3, 2004 – Unizan Financial Corp. (NASDAQ: UNIZ), today announced that it is negotiating an extension of its pending merger agreement with Huntington Bancshares Incorporated (NASDAQ: HBAN). Huntington today announced that it intends to withdraw its current application with the Federal Reserve Bank (FRB) to acquire Unizan and to resubmit the application for regulatory approval of the merger pending the successful resolution of the regulatory concerns as outlined in Huntington’s press release (which can be found on the Company’s Web site at www.huntington.com).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2004	UNIZAN FINANCIAL CORP.

	By:	/s/ James H. Nicholson

	Its:	EVP & Chief Operating Officer